UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 28, 2007

iGATE Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

000-21755	25-1802235
(Commission File Number)	(IRS Employer Identification No.)

1000 Commerce Drive, Suite 500 Pittsburgh PA	15275
(Address of Principal Executive Offices)	(Zip Code)

(412) 506-1131

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On August 22, 2007, iGate Corporation, its wholly-owned subsidiary, iGate, Inc., iGate Mastech, Inc., a Pennsylvania corporation, and Global Financial Services of Nevada, a Nevada corporation (collectively, the “Borrowers”) entered into a First Amendment to First Amended and Restated Loan Agreement with PNC Bank National Association (the “First Amendment”) amending the First Amended and Restated Loan Agreement dated September 14, 2006 among the Borrowers and PNC Bank National Association (the “Loan Agreement”). The First Amendment, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, extends the term of the Loan Agreement to September 12, 2008 and becomes effective on September 13, 2007.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	First Amendment to First Amended and Restated Loan Agreement dated August 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iGATE CORPORATION

By:	/s/ Michael Zugay
Name:	Michael Zugay
Title:	Senior Vice President, Chief Financial Officer

August 28, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	First Amendment to First Amended and Restated Loan Agreement, dated August 22, 2007.